UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2007

DSL.net, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32264	06-1510312
(Commission File Number)	(IRS Employer Identification No.)

50 Barnes Park North, Suite 104
Wallingford, CT	06492
(Address of Principal Executive Offices)	(Zip Code)

(203) 284-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On February 5, 2007, DSL.net, Inc. (the “Company”) issued 2,376,520,454 shares (the “Shares”) of its common stock, par value $0.0001 per share (“Common Stock”), to MDS Acquisition, Inc. (“Buyer”), a wholly-owned subsidiary of MegaPath Inc. (MegaPath and Buyer are referred to collectively herein as “MegaPath”), bringing MegaPath’s Common Stock ownership to 2,650,831,092 shares, all of which were acquired through the conversion of promissory notes of the Company. The combined Common Stock holdings of MegaPath represent approximately 91% of the Company’s issued and outstanding shares of Common Stock. The Company issued the Shares upon Buyer’s conversion of its remaining convertible promissory note of the Company in aggregate stated principal amount of $1,520,000, originally issued, together with three other convertible promissory notes, on August 28, 2006 in a private placement pursuant to a Purchase Agreement dated August 22, 2006 (the “Purchase Agreement”). A description of the transaction in which Buyer acquired the note (and the three previously converted promissory notes of the Company) is incorporated herein by reference from Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 23, 2006. There was no material relationship between the Company and MegaPath before they executed the Purchase Agreement.

The Shares were issued in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering, based on customary factors including the following: the conduct of the offering not involving any general solicitation or advertising, the “accredited investor” status and (in addition to such status) the investment sophistication and financial means of MegaPath, its ability to bear the risks involved, the fact that MegaPath required the Company to make representations about the Company’s business in the Purchase Agreement, and the fact that the Company made available to MegaPath all materials relating to the Company’s business, finances and operations that it requested and afforded it the opportunity to ask questions about such matters.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

The exhibit listed in the exhibit index following the signature page is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSL.NET, INC.

Date: February 5, 2007
By: /s/ Marc R. Esterman
Name: Marc R. Esterman
Title: S.V.P. - Corporate Affairs, General Counsel and Secretary

EXHIBIT INDEX

2.01
Purchase Agreement, dated as of August 22, 2006, by and among DSL.net, Inc., MegaPath Inc. and MDS Acquisition, Inc. (incorporated by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K filed with the SEC on August 23, 2006).